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THE FOLLOWING IS AN AMENDED 8-K SUBMISSION FOR THE COLLECTION PERIOD 09/01/95
TO 09/30/95.  THE PRIOR FILINGS INFORMATION IS AS FOLLOWS:
RECEIVED DATE:  26-Oct-95  13:26   ACCEPTED DATE:  26-Oct-95 13:29
FILING DATE:    26-Oct-95  13:26
ACCESSION NUMBER:  0000934841-95-000009

FILE NUMBER(S):
1. 033-88076
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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                         OCTOBER 11, 1995
       (Date of Report [Date of earliest event reported]:)

               FIRST OF AMERICA BANK-MICHIGAN, N.A.
        (Exact name of registrant as specified in charter)
               As Servicer and Co-Originator of the
            First of America Credit Card Master Trust

                          UNITED STATES
  (State or other jurisdiction of incorporation or organization)

                          NOT APPLICABLE
                      (Commission File No.)

                            38-0861745
               (I.R.S. Employer Identification No.)

                     108 EAST MICHIGAN AVENUE
                       KALAMAZOO, MICHIGAN
             (Address of principal executive offices)

                              49007
                            (Zip Code)

                          (616) 376-9000
       (Registrant's telephone number, including area code)

                          NOT APPLICABLE
       (Former name, former address and former fiscal year,
                  if changed since last report.)





Item 7. Financial Statements, Pro forma Financial Information and Exhibits.


Exhibit 7.1    Monthly Certificateholders' Statement dated
               October 11, 1995 for Series 1995-1.





                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the First of America Credit Card Master Trust by the undersigned thereunto duly authorized.

                    FIRST OF AMERICA BANK-MICHIGAN, N.A.
                    Servicer and Co-Originator of the
                    First of America Credit Card Master Trust


               By:  FIRST OF AMERICA BANK CORPORATION
                    (Authorized Agent)



Dated:  October 24, 1995      By: /S/ KEVIN T. THOMPSON
                                       Senior Vice President
                                       and Controller





                          EXHIBIT INDEX


Exhibit 7.1    Monthly Certificateholders' Statement dated
               October 11, 1995 for Series 1995-1.